                                  EX-99.B.4.18



                                       3A

                         NORTHERN LIFE INSURANCE COMPANY
                                 A Stock Company
Home Office:                                          ReliaStar Service Center:
1501 4th Avenue, Suite 1000                                       P.O. Box 5050
Seattle, WA 98101-3620                           Minot, North Dakota 58702-5050


--------------------------------------------------------------------------------
                      RIGHT TO EXAMINE AND CANCEL CONTRACT

You may cancel this contract by giving written notice of cancellation to Northern Life Insurance Company, ReliaStar Service Center, P.O. Box 5050, Minot, ND 58702-5050. You may also give notice to the agent from whom you bought the contract. You must also return the contract before midnight of the tenth day after the date you receive the contract. As soon as you return it, we will consider it void from the start. When these conditions are met, we will refund the Contract Value as of the next Valuation Date after receiving your request. However, if applicable law so requires, the full amount of any Purchase Payments we receive will be refunded.
--------------------------------------------------------------------------------

            NOTICE

ANNUITY PAYOUTS AND CONTRACT VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND MAY INCREASE OR DECREASE IN VALUE BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT.

This contract is a legal contract between you and Northern Life Insurance Company. READ YOUR CONTRACT CAREFULLY.

We will make Fixed and/or Variable Annuity Payouts subject to the terms of this contract. You may change the Start Date, the annuity payout option, or both, as shown in the contract.


If you die while this contract is in force, we will pay the death benefit when we receive written notice of your death.

Your rights under this contract cannot be forfeited.

We issue this contract in consideration of the attached application and the payment of Purchase Payments according to the terms of this contract.

The provisions on the following pages are a part of this contract.



            ASD                                    AS
              Secretary                             President



              FLEXIBLE PREMIUM INDIVIDUAL DEFERRED ANNUITY CONTRACT
                                Nonparticipating
                       VARIABLE AND/OR FIXED ACCUMULATION
                  VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS




Form No. 13078 7-99

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                      PAGE

                  Section 1         Definitions                                          3
                  Section 2         The Contract                                         5
                  Section 3         Purchase Payments                                    5
                  Section 4         Fixed Account                                        6
                  Section 5         Variable Account                                     8
                  Section 6         Reallocations of Contract Value                     12
                  Section 7         Withdrawals                                         14
                  Section 8         Annuity Benefits                                    18
                  Section 9         General Provisions                                  23
                  Section 10        Payments at Death                                   26
                  Section 11        Restrictions on Distributions                       28
                  Section 12        Loans                                               30
                  Section 13        Amendment and Disclaimer                            32
                  Section 14        Termination                                         32


--------------------------------------------------------------------------------
Additional benefits, if any, are listed on the Contract Data Page(s).
--------------------------------------------------------------------------------



Form No. 13078 7-99

                               CONTRACT DATA PAGE
                      FLEXIBLE PREMIUM INDIVIDUAL DEFERRED
                                ANNUITY CONTRACT

Purchase Payments:
         Minimum Initial Lump Sum Purchase Payment                            $25,000.00
         Minimum Subsequent Lump Sum Purchase Payments                         $5,000.00

Purchase Payments are allocated to the Fixed Account and Separate Account One (Variable Account) as shown below unless changed as provided in this contract:


Variable Account
Sub-Accounts                                                                            Initial Allocation
Northstar Galaxy Trust
         Emerging Growth Portfolio                                                                      0%
         Research Enhanced Index Portfolio                                                              0%
         Growth + Value Portfolio                                                                       0%
         High Yield Bond Portfolio                                                                      0%
         International Value Portfolio                                                                  0%
Fidelity Variable Insurance Product Fund
         VIP Money Market Portfolio                                                                     0%
         VIP Growth Portfolio                                                                           0%
         VIP Equity-Income Portfolio                                                                    0%
Fidelity Variable Insurance Product Fund II
         VIP II Investment Grade Bond Portfolio                                                         0%
         VIP II Asset Manager: Growth Portfolio                                                         0%
         VIP II Index 500 Portfolio                                                                     0%
         VIP II Contrafund Portfolio                                                                    0%
Fidelity Variable Insurance Product Fund III
         VIP III Growth Opportunities Portfolio                                                         0%
The Alger American Fund
         Alger American Small Capitalization Portfolio                                                  0%
         Alger American Growth Portfolio                                                                0%
         Alger American MidCap Growth Portfolio                                                         0%
         Alger American Leveraged AllCap Portfolio                                                      0%










                                  OWNER:  John Doe
                             ISSUE DATE:  December 1, 1999
                           CONTRACT NO.:  VA00123456


Form No. 13078 7-99                                                       PAGE A

                               CONTRACT DATA PAGE
                      FLEXIBLE PREMIUM INDIVIDUAL DEFERRED
                                ANNUITY CONTRACT

Sub-Accounts (Continued)                                                                Initial Allocation
Janus Aspen Series
         Aggressive Growth Portfolio                                                                    0%
         Growth Portfolio                                                                               0%
         International Growth Portfolio                                                                 0%
         Worldwide Growth Portfolio                                                                     0%
OCC Accumulation Trust
         Managed Portfolio                                                                              0%
         Small Cap Portfolio                                                                            0%
         Equity Portfolio                                                                               0%
         Global Equity Portfolio                                                                        0%
Neuberger Berman Advisers Management Trust
         Partners Portfolio                                                                             0%
         Limited Maturity Bond Portfolio                                                                0%
         Socially Responsive Portfolio                                                                  0%


Fixed Account
Fixed Account A                                                                                         0%
Fixed Account C                                                                                         0%
----------------------------------------------------------------------------------------------------------
Total Allocation                                                                                      100%



Other Charges:
         Mortality Risk Charge:         .85% of the daily net asset value
         Expense Risk Charge:           .40% of the daily net asset value
         Administrative Charge:         .15% of the daily net asset value
         Product Charge:                .15% of average daily Variable Account Contract Value (charged monthly)
         Annual Contract Charge:        $30.00











                                 OWNER:  John Doe
                            ISSUE DATE:  December 1, 1999
                          CONTRACT NO.:  VA00123456

Form No. 13078 7-99                                                       PAGE B

SECTION 1         DEFINITIONS
--------------------------------------------------------------------------------
ACCUMULATION UNIT                           A unit of measure used to determine
                                            the Variable Account Contract Value.

ANNUITANT                                   The person whose life determines
                                            the annuity payouts payable under
                                            the contract at the Start Date. The
                                            Owner is always the Annuitant unless
                                            an Owner's surviving spouse or
                                            former spouse is the Annuitant.

ANNUITY PAYOUT DATE                         The first business day of any
                                            calendar month in which a Fixed or
                                            Variable Annuity Payout is made
                                            under the contract.

ANNUITY UNIT                                A unit of measure used to determine
                                            the amount of a Variable Annuity
                                            Payout after the first annuity
                                            payout.

BENEFICIARY                                 The person(s) named by you to
                                            receive any payments after your
                                            death.

CODE                                        The Federal Internal Revenue Code of
                                            1986 (IRC), as amended.

CONTINGENT BENEFICIARY                      The person(s) you name to become the
                                            Beneficiary if the Beneficiary dies.

CONTRACT ANNIVERSARY                        The same day and month as the Issue
                                            Date each year that this contract
                                            remains in force.

CONTRACT EARNINGS                           On any Valuation Date, the Contract
                                            Value,

                                            1.     Plus the aggregate Purchase
                                                   Payments withdrawn up to that
                                                   date,

                                            2.     Less the aggregate Purchase
                                                   Payments made up to that
                                                   date.

CONTRACT VALUE                              The sum of the Fixed Account
                                            Contract Value (as defined in
                                            Section 4D),

                                            1.     Plus the Variable Account
                                                   Contract Value (as defined in
                                                   Section 5D) on a Valuation
                                                   Date,

                                            2.     Less prior withdrawals,

                                            3.     Less applicable taxes, and

                                            4.     Plus all interest earned.

CONTRACT YEAR                               Each 12-month period starting with
                                            the Issue Date and each Contract
                                            Anniversary after that.

DISTRIBUTEE                                 You or your surviving spouse as
                                            Beneficiary or your former spouse as
                                            alternate Payee under a qualified
                                            domestic relations order (QDRO)
                                            within the meaning of Code Section
                                            414(p), as applicable.

FIXED ACCOUNT                               One or more accounts under
                                            this contract that guarantee both
                                            principal and interest. The Fixed
                                            Accounts are held in our General
                                            Account. We have complete ownership
                                            and control of the assets in the
                                            General Account.
Form No. 13078 7-99                                                            3

--------------------------------------------------------------------------------
FIXED ANNUITY PAYOUT                        A series of periodic payments to
                                            the Payee which do not vary in
                                            amount. The principal and interest
                                            amounts are guaranteed. These
                                            payments are made from the General
                                            Account.

FUND Any open-end management investment company (or portfolio thereof) or any unit investment trust (or series thereof) listed on the Contract Data Page(s) on the Issue Date or thereafter made available.

GENERAL ACCOUNT                             Our assets other than those
                                            allocated to the Variable Account or
                                            any other separate account.

HOME OFFICE                                 Northern Life Insurance Company at
                                            our home office in Seattle,
                                            Washington, or our administrative
                                            office in Minot, North Dakota.

IRREVOCABLE BENEFICIARY                     The Irrevocable Beneficiary cannot
                                            be removed as Beneficiary without
                                            his or her consent. The Irrevocable
                                            Beneficiary must also consent to any
                                            full or partial withdrawal or
                                            ownership change that the Owner
                                            wishes to make.

OUTSTANDING LOAN BALANCE                    The total of all existing loans,

                                            1.     Plus any accumulated loan
                                                   interest,

                                            2.     Less any loan repayments.

OWNER (YOU, YOUR)                           The person named on the Application
                                            and the Contract Data Page(s) to
                                            hold this contract and to exercise
                                            all rights and privileges under it.

PAYEE The person to receive payments under a Fixed or Variable Annuity Payout. Only the Annuitant or a Beneficiary may be the Payee.

PURCHASE PAYMENTS                           These include periodic, single lump
                                            sum, rollover, and transfer payments
                                            paid to us on your behalf, less
                                            applicable premium taxes, if any, as
                                            required by law.

REQUIRED DISTRIBUTION DATE                  The first day of April of the year
                                            following the year in which you
                                            reach age 70 1/2 or later if
                                            permitted by law or regulation.

START DATE                                  The date on which the entire
                                            Contract Value is used to purchase a
                                            Fixed and/or Variable Annuity
                                            Payout. As required by law, the
                                            Start Date will not be earlier than
                                            the date on which you reach age
                                            59 1/2, unless you meet a permitted
                                            exception.

SUB-ACCOUNT                                 A subdivision of the Variable
                                            Account.

                                            Each Sub-Account's assets are
                                            invested exclusively in one of the
                                            Funds.

                                            The Sub-Accounts available on the
                                            Issue Date and the percentage of
                                            Purchase Payments you have allocated
                                            to each Sub-Account on the Issue
                                            Date are shown on the Contract Data
                                            Page(s).

                                            Other Sub-Accounts may be available
                                            after the Issue Date.


Form No. 13078 7-99                                                            4

--------------------------------------------------------------------------------
VALUATION DATE                              Each day on which the New York
                                            Stock Exchange (NYSE) is open for
                                            business, except for a day that a
                                            Sub-Account's corresponding Fund
                                            does not value its shares. The NYSE
                                            is currently closed weekends and
                                            specified holidays.

VALUATION PERIOD                            The time between a Valuation Date
                                            and the next Valuation Date.

VARIABLE ACCOUNT                            A separate investment account of
                                            ours, identified on Contract Data
                                            Page A, which has been established
                                            under the State of Washington
                                            insurance laws and is divided into
                                            Sub-Accounts.

VARIABLE ANNUITY PAYOUT                     A series of periodic payments to
                                            the Payee varying in amount based on
                                            the investment performance of the
                                            Variable Account Sub-Accounts under
                                            this contract.

WE, US, OUR                                 Northern Life Insurance Company
                                            at its Home Office in Seattle,
                                            Washington and its administrative
                                            office in Minot, North Dakota.

WRITTEN, IN WRITING                         A written request or notice signed,
                                            dated, and received at an address
                                            designated by us in a form we
                                            accept. You may ask us for the
                                            forms.

SECTION 2         THE CONTRACT
--------------------------------------------------------------------------------
A.     THE CONTRACT
                                            The entire contract is the contract;
                                            the Contract Data Page(s); the
                                            application; and attached
                                            endorsements.

                                            Unless fraudulent, all statements
                                            made by or on behalf of anyone
                                            covered by this contract are
                                            representations and not warranties.

                                            Only statements found in the
                                            attached application(s) may be used
                                            to cancel this contract or as our
                                            defense if we refuse to pay a claim.

B.     MODIFICATION OF CONTRACT
                                            Only our President or Secretary may
                                            change this contract on our behalf.
                                            No agent or any other person may
                                            change this contract. Any change
                                            must be in writing.
SECTION 3         PURCHASE PAYMENTS
--------------------------------------------------------------------------------
A.     GENERAL
                                            Purchase Payments must be in cash or
                                            a cash equivalent and are payable at
                                            our Home Office.

                                            We consider any payment we receive
                                            to be a Purchase Payment unless you
                                            tell us that it is a loan repayment.

                                            You may make Purchase Payments at
                                            any time before the Start Date while
                                            the contract is in force.

                                            The initial Purchase Payment must
                                            equal or exceed the minimum as shown
                                            on the Contract Data Page(s).

Form No. 13078 7-99                                                            5

SECTION 3         PURCHASE PAYMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                            On a non-discriminatory basis, we
                                            may choose not to accept an
                                            additional Purchase Payment if:

                                            1.     It is less than a minimum
                                                   lump sum Purchase Payment of
                                                   $5,000; or

                                            2.     The additional Purchase
                                                   Payment plus the Contract
                                                   Value at the next Valuation
                                                   Date exceeds $1,000,000.

B.     TRANSFERS AND ROLLOVERS
                                            Purchase Payments that are transfers
                                            or rollovers must be from another
                                            tax-sheltered annuity or custodial
                                            account for regulated investment
                                            company stock that qualifies under
                                            Section 403(b) of the Code.
C.     ALLOCATION OF
       PURCHASE PAYMENTS
                                            You specified the initial allocation
                                            of Purchase Payments on your
                                            application for this contract. This
                                            allocation is shown on the Contract
                                            Data Page(s). The allocation of
                                            future Purchase Payments will remain
                                            the same unless you change it.

                                            You may change the percentage
                                            allocation between or among
                                            available Sub-Accounts and the Fixed
                                            Accounts at any time by giving us
                                            written notice. The change is
                                            subject to any limitations on the
                                            number of Funds available through
                                            each contract.

                                            Changes in the allocation will not
                                            be effective until the date we
                                            receive your notice and will only
                                            affect Purchase Payments we receive
                                            after that date.

                                            The allocation may be 100% to any
                                            account or may be divided between
                                            the accounts in whole percentage
                                            points, totaling 100%.

                                            Reallocations of the Contract Value
                                            are governed by Section 6.

SECTION 4         FIXED ACCOUNT
--------------------------------------------------------------------------------
A.     GENERAL

                                            The Fixed Account consists of Fixed
                                            Accounts A and C.

                                            Purchase Payments allocated, and
                                            Contract Value reallocated, to the
                                            Fixed Accounts will be credited with
                                            interest at rates we determine from
                                            time to time.

                                            The rate will never be less than an
                                            effective annual interest rate of
                                            three percent.

B.     INTEREST CREDITING
         1.       GENERAL

                                            We may credit interest in excess of
                                            the guaranteed rate of three
                                            percent.

Form No. 13078 7-99                                                            6

SECTION 4         FIXED ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
         2.       INTEREST RATE IN EFFECT
                                            Any interest rate in effect when an
                                            amount is allocated or reallocated
                                            to the Fixed Account is guaranteed
                                            for 12 months after it is received.

                                            All amounts in the Fixed Account
                                            after the end of the year referenced
                                            above, are credited with excess
                                            interest at the rates in effect for
                                            the then current 12-month period.

                                            There may be more than one interest
                                            rate in effect at any time for Fixed
                                            Accounts A or C.

                                            The interest rate for Fixed Account
                                            C may be higher than Fixed Account
                                            A.


         3.       FACTORS DETERMINING
                  INTEREST RATE
                                            In setting interest rates, we
                                            consider many factors, including,
                                            but not limited to: investment yield
                                            rates, taxes, and contract
                                            persistency.
         4.       TIMING OF
                  INTEREST CREDITING
                                            We will credit interest to the Fixed
                                            Account Contract Value beginning on
                                            the date we receive your Purchase
                                            Payment or reallocation until it is
                                            withdrawn or otherwise reallocated.
                                            Interest will be credited and
                                            compounded daily to the Fixed
                                            Account Contract Value using the
                                            daily equivalents of effective
                                            annual interest rates.
         5.       EFFECT OF LOANS ON
                  INTEREST RATES
                                            We will continue to credit interest
                                            on any part of the Fixed Account A
                                            Contract Value that is used as
                                            security for a loan from us.

                                            The interest credited to the part of
                                            Fixed Account A Contract Value
                                            represented by the loan may be less
                                            than that credited to the rest of
                                            the Fixed Account Contract Value.

                                            Taking a loan may also affect the
                                            rate of interest credited in the
                                            future to Fixed Account A Contract
                                            Value, either up or down.
C.     FIXED ACCOUNT C
                                            Fixed Account C is provided as a
                                            vehicle for dollar cost averaging to
                                            any of the Sub-Accounts.
D.     FIXED ACCOUNT CONTRACT VALUE

                                            The Fixed Account Contract Value on
                                            any Valuation Date is:

                                            1.     The sum of your Purchase
                                                   Payment(s) allocated to Fixed
                                                   Accounts A and C;

                                            2.     Plus any reallocations from
                                                   the Variable Account to Fixed
                                                   Account A;

Form No. 13078 7-99                                                            7

SECTION 4         FIXED ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
                                            3.     Plus interest credited to
                                                   Fixed Accounts A and C;

                                            4.     Less any previous partial
                                                   withdrawals, amounts applied
                                                   to purchase partial annuity
                                                   payouts, and the Annual
                                                   Contract Charge(s) applied to
                                                   the Fixed Account;

                                            5.     Less any previous
                                                   reallocations to the Variable
                                                   Account; and

                                            6.     Less premium tax deducted, if
                                                   any.

SECTION 5         VARIABLE ACCOUNT
--------------------------------------------------------------------------------
A.     GENERAL
                                            The Variable Account is registered
                                            with the Securities and Exchange
                                            Commission as a unit investment
                                            trust under the Investment Company
                                            Act of 1940.

                                            We have complete ownership and
                                            control of the assets in the
                                            Variable Account. These assets are
                                            held separately from our other
                                            assets and are not part of our
                                            General Account.


                                            The portion of the assets of the
                                            Variable Account equal to the
                                            reserves, and other contract
                                            liabilities of the Variable Account,
                                            are not chargeable with liabilities
                                            from any other business that we may
                                            conduct.

                                            The income, gains and losses,
                                            realized or unrealized, from assets
                                            allocated to the Variable Account
                                            will be credited to, or charged
                                            against, the Variable Account,
                                            without regard to our other income,
                                            gains, or losses.
B.     SUB-ACCOUNTS
                                            The Variable Account is divided into
                                            Sub-Accounts, some of which are
                                            available under the contract. Each
                                            Sub-Account that is available under
                                            this contract invests in shares of a
                                            Fund. Funds initially available are
                                            set forth on the Contract Data
                                            Page(s).

                                            Shares of a Fund will be purchased
                                            and redeemed for a Sub-Account at
                                            their net asset value.

                                            We will reinvest the net asset value
                                            of the income, dividends, and gains,
                                            distributed from shares of a Fund,
                                            in additional shares of that Fund.

                                            The Fund prospectuses define the net
                                            asset value and describe the Funds.

                                            The dollar amounts of values and
                                            benefits of this contract provided
                                            by the Variable Account depend on
                                            the investment performance of the
                                            Funds in which your selected
                                            Sub-Accounts are invested.

                                            We do not guarantee the investment
                                            performance of the Funds. You bear
                                            the full investment risk for amounts
                                            applied to the Sub-Accounts.

Form No. 13078 7-99                                                            8

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
C.     ACCUMULATION UNITS
                                            Purchase Payments received under
                                            this contract and allocated to, and
                                            any amounts reallocated to, the
                                            Variable Account will be credited in
                                            the form of Accumulation Units.

                                            To find the number of Accumulation
                                            Units:

                                            1.     Divide the amount of the
                                                   Purchase Payment allocated
                                                   to, or any amount reallocated
                                                   to, the Sub-Account;

                                            2.     By the value of an
                                                   Accumulation Unit for that
                                                   Sub-Account on the next
                                                   Valuation Date.

                                            To find the number of Accumulation
                                            Units cancelled upon withdrawal, or
                                            reallocation, from a Sub-Account:

                                            1.     Divide the amount withdrawn
                                                   or reallocated;

                                            2.     By the Accumulation Unit
                                                   value on the next Valuation
                                                   Date.

                                            Each Accumulation Unit value is set
                                            at $10 when the Sub-Account first
                                            purchases investment shares.

                                            Subsequent values on any Valuation
                                            Date are equal to

                                            1.     The previous Accumulation
                                                   Unit value;

                                            2.     Multiplied by the net
                                                   investment factor for that
                                                   Sub-Account for the Valuation
                                                   Date.

D.     VARIABLE ACCOUNT CONTRACT VALUE

                                            The Variable Account Contract Value
                                            is the total of the values of your
                                            interest in each Sub-Account. Each
                                            Sub-Account is equal to:

                                            1.     The number of Accumulation
                                                   Units;

                                            2.     Multiplied by the
                                                   Accumulation Unit value.

                                            The Variable Account Contract Value
                                            will vary from Valuation Date to
                                            Valuation Date.

Form No. 13078 7-99                                                            9

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
E.       NET INVESTMENT FACTOR
                                            The net investment factor is an
                                            index number which reflects charges
                                            to this contract and the investment
                                            performance during a Valuation
                                            Period of the Fund in which a
                                            Sub-Account is invested.

                                            If the net investment factor is
                                            greater than one, the Accumulation
                                            Unit value has increased. If the net
                                            investment factor is less than one,
                                            the Accumulation Unit value has
                                            decreased.

                                            The net investment factor for a
                                            Sub-Account is determined by
                                            dividing (1) by (2) and then
                                            subtracting (3) from the result,
                                            where:

                                            1.     Is the net result of:

                                                   a. The net asset value per
                                                      share of the Fund shares
                                                      held in the Sub-Account,
                                                      determined at the end of
                                                      the current Valuation
                                                      Period;

                                                   b. Plus the per share amount
                                                      of any dividend or capital
                                                      gain distributions made on
                                                      the Fund shares held in
                                                      the Sub-Account during the
                                                      current Valuation Period;

                                                   c. Plus a per share credit or
                                                      less a per share charge
                                                      for any taxes reserved
                                                      which we determine to have
                                                      resulted from the
                                                      operations of the
                                                      Sub-Account and to be
                                                      applicable to this
                                                      contract.

                                            2.     Is the net result of:

                                                   a. The net asset value per
                                                      share of the Fund shares
                                                      held in the Sub-Account,
                                                      determined at the end of
                                                      the last prior Valuation
                                                      Period;

                                                   b. Plus a per share credit;
                                                      or

                                                   c. Less a per share charge
                                                      for any taxes reserved for
                                                      the last prior Valuation
                                                      Period which we determine
                                                      to have resulted from the
                                                      investment operations of
                                                      the Sub-Account and to be
                                                      applicable to this
                                                      contract.

                                            3.    Is a daily factor representing
                                                  the Mortality Risk Charge, the
                                                  Expense Risk Charge, and the
                                                  Administrative Charge adjusted
                                                  for the number of days in the
                                                  period. The charges are shown
                                                  on an annual basis on the
                                                  Contract Data Page(s).

F.       MORTALITY RISK CHARGE

                                            The Mortality Risk Charge pays us
                                            for assuming the mortality risk
                                            under this contract.

                                            This charge is included in the
                                            calculation of the net investment
                                            factor and is shown on the Contract
                                            Data Page(s).

Form No. 13078 7-99                                                           10

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
G.     EXPENSE RISK CHARGE
                                            The Expense Risk Charge pays us for
                                            guaranteeing that we will not
                                            increase the Annual Contract Charge
                                            or the Administrative Charge even
                                            though our cost of administering
                                            this contract and the Variable
                                            Account may increase.

                                            This Expense Risk Charge is included
                                            in the calculation of the net
                                            investment factor. It is shown on
                                            the Contract Data Page(s).

H.     ADMINISTRATIVE CHARGE AND
       ANNUAL CONTRACT CHARGE
                                            The Administrative Charge and the
                                            Annual Contract Charge shown on the
                                            Contract Data Page(s) pay us for the
                                            administrative expenses of the
                                            contract.

                                            The Administrative Charge is
                                            included in the calculation of the
                                            net investment factor.

                                            The Annual Contract Charge will be
                                            deducted from the Contract Value on
                                            each Contract Anniversary before the
                                            Start Date.

                                            We make the deduction from the Fixed
                                            Account and the Variable Account on
                                            a basis that reflects each account's
                                            proportionate percentage of the
                                            unloaned Contract Value.

                                            If you request a full withdrawal of
                                            this contract on other than the
                                            Contract Anniversary, the Annual
                                            Contract Charge will be deducted at
                                            the time of the withdrawal.

I.     PRODUCT CHARGE
                                            The Product Charge is the fee
                                            charged to offset the absence of a
                                            withdrawal charge on this contract.
                                            It is equal to an annual rate of
                                            0.15% of your average daily Variable
                                            Account Contract Value. The Product
                                            Charge is charged monthly.

                                            The Product Charge is deducted from
                                            the Variable Account Sub-Accounts in
                                            proportion to each account's
                                            proportionate percentage of Variable
                                            Account Contract Value as of the
                                            Valuation Date immediately preceding
                                            the date of deduction.

                                            If there is no Variable Account
                                            Contract Value as of the date of the
                                            deduction, the deduction will be
                                            made from the Fixed Account Contract
                                            Value in proportion to each
                                            account's proportionate percentage
                                            of Fixed Account Contract Value.

                                            If there is no Variable Account
                                            Contract Value during the entire
                                            month prior to the date of the
                                            deduction, no Product Charge will be
                                            deducted for that month.

Form No. 13078 7-99                                                           11

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
J.     RESERVED RIGHTS

                                            We reserve the right, if permitted
                                            by applicable law, to:

                                            1.    Create new variable accounts;

                                            2.    Combine variable accounts,
                                                  including the Variable
                                                  Account;

                                            3.    Remove, add, or combine
                                                  Sub-Accounts and make the new
                                                  Sub-Accounts available to
                                                  contract Owners at our
                                                  discretion;

                                            4.    Substitute shares of one Fund
                                                  for another;

                                            5.    Reallocate assets of the
                                                  Variable Account, which we
                                                  determine to be associated
                                                  with the class of contracts to
                                                  which this contract belongs,
                                                  to another variable account.

                                                  (If this type of reallocation
                                                  is made, the term "Variable
                                                  Account" as used in this
                                                  contract will then mean the
                                                  variable account to which the
                                                  assets were reallocated);

                                            6.    De-register the Variable
                                                  Account under the Investment
                                                  Company Act of 1940, if
                                                  registration is no longer
                                                  required;

                                            7.    Make any changes required by
                                                  the Investment Company Act of
                                                  1940;

                                            8.    Operate the Variable Account
                                                  as a management investment
                                                  company under the Investment
                                                  Company Act of 1940, or any
                                                  other form permitted by law;

                                            9.    Restrict or eliminate any
                                                  voting privileges of Owners or
                                                  other persons who have voting
                                                  privileges as to the Variable
                                                  Account; and

                                            10.   Waive the Annual Contract
                                                  Charge if the Contract Value
                                                  meets a specified condition;
                                                  for example, if the Contract
                                                  Value exceeds $50,000.

SECTION 6         REALLOCATIONS OF CONTRACT VALUE
--------------------------------------------------------------------------------
A.     GENERAL
                                            You may reallocate Contract Value
                                            between or among Sub-Accounts, from
                                            one or more Sub-Accounts to the
                                            Fixed Account, and from the Fixed
                                            Account to one or more Sub-Accounts,
                                            subject to certain limitations.
                                            Subject to the restrictions in
                                            Section 6B, we make a reallocation:

                                            1.    On the next Valuation Date
                                                  after we receive your written
                                                  instructions requesting the
                                                  reallocation; or

                                            2.    As of a Valuation Date you
                                                  request which occurs
                                                  thereafter.


Form No. 13078 7-99                                                           12

SECTION 6         REALLOCATIONS OF CONTRACT VALUE (CONTINUED)
--------------------------------------------------------------------------------

                                            Reallocations are subject to the
                                            availability of Sub-Accounts.

                                            On a non-discriminatory basis, we
                                            reserve the right to:

                                            1.    Impose a charge of up to $25
                                                  for each reallocation of
                                                  Contract Value;

                                            2.    Limit the number of
                                                  reallocations you can make;

                                            3.    Establish minimum and maximum
                                                  amounts for reallocations; and

                                            4.    Reallocate the entire Contract
                                                  Value remaining in a
                                                  Sub-Account or any Fixed
                                                  Account in the event that a
                                                  reallocation request would
                                                  bring such remaining Contract
                                                  Value below a specified
                                                  amount.

                                            Allocation of Purchase Payments is
                                            governed by Section 3.

B.     REALLOCATIONS FROM FIXED ACCOUNT
                                            Before the Start Date, the part of
                                            Fixed Account A Contract Value that
                                            is not serving as security for a
                                            loan may be reallocated at any time
                                            to the Variable Account.
C.     FIXED ACCOUNT C REALLOCATIONS
         1. REQUIREMENTS
                                            Reallocations from Fixed Account C
                                            to the Variable Account must begin
                                            within 30 days from receipt of the
                                            Purchase Payment.

                                            They will be in substantially equal
                                            payments over a period of 12 months.

                                            You may change the Variable
                                            Sub-Account(s) receiving Fixed
                                            Account C reallocations by giving us
                                            written notice prior to the
                                            Reallocation Date.

                                            Only one reallocation of Fixed
                                            Account C will take place at any one
                                            time.

                                            If additional Purchase Payment(s)
                                            are received for allocation to Fixed
                                            Account C:

                                            1.    The balance of Fixed Account C
                                                  will be adjusted to reflect
                                                  the subsequent payment(s); and

                                            2.    Reallocations will be
                                                  recalculated based on the
                                                  number of months remaining in
                                                  the original 12-month period.

                                            Reallocations from Fixed Account A,
                                            or the Variable Account, to Fixed
                                            Account C are prohibited. No loans
                                            or full or partial withdrawals are
                                            available from Fixed Account C.

         2.       REALLOCATION DATE
                                            Reallocations from Fixed Account C
                                            will be transferred any time before
                                            the 29th day of each month. You may
                                            tell us in writing the date you want
                                            the reallocation to occur.

Form No. 13078 7-99                                                           13

SECTION 6         REALLOCATIONS OF CONTRACT VALUE (CONTINUED)
--------------------------------------------------------------------------------
         3.       DISCONTINUING
                  REALLOCATIONS FROM
                  FIXED ACCOUNT C
                                            If reallocations from Fixed Account
                                            C are discontinued prior to the end
                                            of the 12-month term, the remaining
                                            balance of Fixed Account C will be
                                            reallocated to Fixed Account A,
                                            unless you tell us differently.

D.     ALL OTHER REALLOCATIONS
                                            Before the Start Date, you may make
                                            a written request to reallocate all
                                            or part of a Sub-Account's
                                            Accumulation Units to other
                                            Sub-Accounts or to Fixed Account A.

                                            To accomplish this reallocation, the
                                            appropriate Accumulation Units will
                                            be redeemed and their value will be
                                            reinvested in other Sub-Accounts, or
                                            reallocated to Fixed Account A as
                                            directed in your request.

                                            Subject to the restrictions in the
                                            following paragraph, after a
                                            Variable Annuity Payout has begun,
                                            you may make a written request to
                                            reallocate your Annuity Units. This
                                            is done the same way and subject to
                                            the same conditions as reallocating
                                            Accumulation Units. However, we
                                            reserve the right to restrict these
                                            reallocations.

                                            No reallocations to or from Fixed
                                            Accounts A or C may be made after
                                            the Start Date. In the event that
                                            part of the Contract Value is
                                            applied to purchase annuity payouts,
                                            the remaining Contract Value may be
                                            reallocated as described above for
                                            periods prior to the Start Date.

SECTION 7         WITHDRAWALS
--------------------------------------------------------------------------------
A.     GENERAL
                                            If permitted by law, you may request
                                            a full or partial withdrawal by
                                            sending us a written request. We
                                            reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on the date the
                                            withdrawal is taken.

                                            The amount withdrawn from the
                                            Sub-Accounts will be determined on
                                            the next Valuation Date following
                                            our receipt of your written request.

                                            This amount, less any charges, will
                                            normally be sent to you within seven
                                            days of our receipt of your written
                                            request.

                                            By law, we have the right to defer
                                            payment of withdrawals from the
                                            Fixed Account for up to six months
                                            from the date we receive your
                                            request.

Form No. 13078 7-99                                                           14

--------------------------------------------------------------------------------
B.     REQUIREMENTS FOR WITHDRAWALS
                                            The IRS permits withdrawals of
                                            Purchase Payments made by salary
                                            reduction and earnings credited on
                                            those Purchase Payments only if you
                                            have:

                                            1.    Reached age 59 1/2;

                                            2.    Separated from service
                                                  (termination);

                                            3.    Died;

                                            4.    Become disabled within the
                                                  meaning of Code Section
                                                  72(m)(7); or

                                            5.    Qualified for a hardship
                                                  distribution under IRS
                                                  regulations. If a hardship is
                                                  shown, only the Purchase
                                                  Payments may be withdrawn and
                                                  no minimum value need be
                                                  maintained.

                                            You must take a loan before you take
                                            a hardship distribution if required
                                            by law and if a loan is available.

                                            Under certain circumstances,
                                            withdrawals may be subject to IRS
                                            tax penalties.

                                            This Section applies only to
                                            Purchase Payments made by salary
                                            reduction after December 31, 1988,
                                            to amounts transferred from Code
                                            Section 403(b)(7) custodial
                                            accounts, and to earnings credited
                                            on either.

                                            This Section does not apply to
                                            transfers to another qualified plan
                                            as provided in Section 7F. However,
                                            we require verification from a
                                            qualified plan that the funds will
                                            be transferred to that plan.

                                            This Section does not apply to any
                                            transfer payments which are
                                            attributable to contributions made,
                                            and/or earnings credited, to another
                                            Code Section 403(b) tax sheltered
                                            annuity before January 1, 1989.

                                            This Section does not restrict your
                                            ability to obtain a loan in
                                            accordance with Section 12 of this
                                            contract.
C.     FULL WITHDRAWAL
                                            For a full withdrawal of the
                                            Contract Value, we calculate the
                                            withdrawal value this way:


                                                 Withdrawal value = Contract
                                                 Value

                                                 Less Outstanding Loan Balance

                                                 Less Annual Contract Charge.

                                            We will pay the withdrawal value to
                                            you in a lump sum, less any
                                            applicable taxes.

                                            Withdrawal of the entire Contract
                                            Value will result in termination of
                                            the contract in accordance with
                                            Section 14A, and we have no further
                                            obligation.

Form No. 13078 7-99                                                           15

--------------------------------------------------------------------------------
D.     PARTIAL WITHDRAWAL
                                            You may withdraw a portion of the
                                            unloaned Contract Value. For a
                                            partial withdrawal, we calculate the
                                            withdrawal value this way:

                                                 Withdrawal value = Contract
                                                 Value withdrawn.

                                            Unless we agree, on a
                                            non-discriminatory basis, each
                                            partial withdrawal must be at least
                                            $1,000, excluding those under
                                            Section 7F.

                                            Following a partial withdrawal, the
                                            remaining Contract Value must be at
                                            least the greater of A or B, where:

                                            1.    A is $25,000; and

                                            2.    B is the Outstanding Loan
                                                  Balance divided by 85%.

                                            The Outstanding Loan Balance and any
                                            applicable taxes will not be
                                            included in the amount payable to
                                            you.

                                            Unless we agree otherwise, the
                                            withdrawal will be made on a pro
                                            rata basis from all unloaned
                                            portions of the Sub-Accounts and
                                            Fixed Account A.

E.     SYSTEMATIC WITHDRAWALS
                                            You may make a written request to
                                            automatically withdraw amounts from
                                            your contract. You may elect to
                                            receive these withdrawals monthly,
                                            quarterly, semi-annually, or
                                            annually, subject to any applicable
                                            federal or state laws, rules or
                                            regulations.

                                            The amount of each systematic
                                            withdrawal may not be less than
                                            $300.

                                            Systematic withdrawals will end:

                                            1.    When the election amount
                                                  eligible for withdrawal falls
                                                  below $300;

                                            2.    When the contract ends due to
                                                  election of an annuity payout,
                                                  full withdrawal of the
                                                  contract, or death of any
                                                  Owner; or

                                            3.    When you give us written
                                                  notice to end this option.

F.     DIRECT ROLLOVER OR TRANSFER

                                            The Distributee may tell us in
                                            writing to have a portion of
                                            Distributee's contract interest
                                            eligible for distribution paid by us
                                            as a direct rollover to:

                                            1.    An individual retirement
                                                  account described in Code
                                                  Section 408(a);

                                            2.    An individual retirement
                                                  annuity described in Code
                                                  Section 408(b); or

                                            3.    Another annuity or custodial
                                                  account described in Code
                                                  Section 403(b) that accepts
                                                  direct rollovers, except in
                                                  the case of a surviving spouse
                                                  as Beneficiary.

Form No. 13078 7-99                                                           16

--------------------------------------------------------------------------------
                                            This notice must be in writing and
                                            it must be in a form prescribed by
                                            us. An eligible rollover
                                            distribution is any distribution of
                                            all or any portion of the balance to
                                            the credit of the Distributee, other
                                            than:

                                            1.    Any distribution that is one
                                                  of a series of substantially
                                                  equal periodic payouts (not
                                                  less frequently than annually)
                                                  made for:

                                                  a.  The life, or life
                                                      expectancy, of the
                                                      Distributee,

                                                  b.  The joint lives,

                                                  c.  The life expectancies of
                                                      the Distributee and his or
                                                      her Beneficiary, or

                                                  d.  A specified period of 10
                                                      years or more;

                                            2.    Any distribution to the extent
                                                  it is a required minimum
                                                  distribution under Code
                                                  Section 403(b)(10); or

                                            3.    The portion of any
                                                  distribution that is not
                                                  includible in gross income.

                                            In order to be eligible for a direct
                                            rollover, Funds must be eligible for
                                            a distribution as described in
                                            Section 7B. This provision will be
                                            interpreted in accordance with Code
                                            Section 403(b)(10), the regulations
                                            thereunder, and successor provisions
                                            thereto.

                                            If eligible, the Distributee or your
                                            Beneficiary may request a transfer
                                            of withdrawal value to another
                                            annuity or custodial account
                                            described in Code Section 403(b).


G.     QUALIFIED DOMESTIC
       RELATIONS ORDER (QDRO)
                                            As permitted by the Code, we may
                                            permit withdrawals to an alternate
                                            Payee pursuant to a QDRO described
                                            in Code Section 414(p), as
                                            determined by the administrator for
                                            each plan.
H.     FEDERAL TAXES
                                            Some or all of the withdrawal may be
                                            income on which you must pay tax.

                                            We must report such income according
                                            to the tax laws.

                                            We may also be required to withhold
                                            taxes from amounts otherwise
                                            payable. In addition, there may be
                                            tax penalties if you make a
                                            withdrawal before age 59 1/2.

Form No. 13078 7-99                                                           17

SECTION 8         ANNUITY BENEFITS
--------------------------------------------------------------------------------
A.     APPLICATION OF CONTRACT VALUE
                                            Upon receipt of your written request
                                            for an annuity payout, we apply all
                                            or a portion of the Contract Value
                                            to provide a Fixed Annuity Payout,
                                            or a Variable Annuity Payout, or
                                            both. The portion of the Contract
                                            Value we apply will be considered a
                                            partial withdrawal for purposes of
                                            calculating the death benefit.

                                            If the amount to be annuitized on
                                            the date the annuity payout is
                                            scheduled to begin is less than
                                            $5,000, we may pay the withdrawal
                                            value in a lump sum.

                                            We reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on any Annuity Payout
                                            Date as required by law.

B.     ANNUITY PAYOUT OPTIONS
                                            You may select an annuity payout by
                                            sending us a written request.

                                            Your request must be received by us
                                            at least 30 days before the annuity
                                            payout is scheduled to begin.

                                            If you have not selected a required
                                            minimum distribution payment method,
                                            we will provide an annuity payout
                                            option to you at age 85, unless you
                                            notify us otherwise in writing.

                                            The following options are available
                                            for annuity payouts:

         OPTION ONE
                  INSTALLMENTS FOR LIFE
                  WITH OR WITHOUT A
                  FIXED PERIOD CERTAIN
                                            We will pay the proceeds in equal
                                            installments for as long as the
                                            Payee lives.

                                            If a fixed period certain is chosen,
                                            we guarantee to make payments for at
                                            least 120 months.

                                            If the Payee dies before the end of
                                            the fixed period certain, we will
                                            pay the remaining guaranteed
                                            payments in accordance with Section
                                            10.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            One Table shows:

                                            1.    The guaranteed minimum rate
                                                  for each installment under a
                                                  Fixed Annuity Payout; or

                                            2.    The rate used to determine the
                                                  first installment under a
                                                  Variable Annuity Payout using
                                                  an assumed yield of three
                                                  percent.

                                            The rate depends upon:

                                            1.    Whether the 120-month fixed
                                                  period certain is chosen; and

                                            2.    The Payee's age on his/her
                                                  birthday nearest the date the
                                                  first installment is due.

Form No. 13078 7-99                                                           18

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
         OPTION TWO
                  JOINT AND SURVIVOR
                  ANNUITY PAYOUT

                                            We will pay the proceeds in equal
                                            installments for as long as either
                                            the Payee or the joint Payee is
                                            alive.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            Two Table shows:

                                            1.    The guaranteed minimum rate
                                                  for each installment at
                                                  various ages under a Fixed
                                                  Annuity Payout; or

                                            2.    The rate used to determine the
                                                  first installment under a
                                                  Variable Annuity Payout using
                                                  an assumed yield of three
                                                  percent.

         OPTION THREE
                  OTHER FIXED AND VARIABLE
                  ANNUITY PAYOUTS
                                            We will pay the proceeds under any
                                            other Fixed and Variable Annuity
                                            Payouts that we may offer. Contact
                                            us for details.
C.     CHANGE OF ANNUITY
       PAYOUT DATE
                                            Unless we agree otherwise, the first
                                            Annuity Payout Date must be at least
                                            60 days after the Issue Date. The
                                            first Annuity Payout Date is the
                                            first business day of the first
                                            calendar month in which an annuity
                                            payout will be made to you.

                                            You may change the Start Date by
                                            giving us at least 30 days advance
                                            written notice.
D.     FREQUENCY AND
       AMOUNT OF PAYMENTS
                                            Annuity payments will be made
                                            monthly unless we agree to a
                                            different payment schedule.

                                            We reserve the right to change the
                                            frequency of either Fixed or
                                            Variable Annuity Payouts so that
                                            each payment will be at least $100.

E.     FIXED ANNUITY PAYOUTS
                                            The dollar amount of all payments is
                                            fixed during the entire period of
                                            annuity payouts, according to the
                                            provisions of the annuity payout
                                            option selected.

                                            Guaranteed minimum Annuity Payout
                                            Option One and Two rates for Fixed
                                            Annuity Payouts are based upon three
                                            percent yearly interest and unisex
                                            rates derived from 1983 Mortality
                                            Table a.

Form No. 13078 7-99                                                           19

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
                                            Other Fixed Annuity Payout rates may
                                            be available, but rates will never
                                            be less than those shown in the
                                            Annuity Payout Option One and Two
                                            Tables. Contact us for details.

                                            In setting Fixed Annuity Payout
                                            rates, we consider many factors,
                                            including, but not limited to:
                                            investment yield rates; taxes; and
                                            contract persistency.

F.     PAYMENT OF PRESENT VALUE
                                            Following the death of the Payee and
                                            any joint Payee under a Fixed
                                            Annuity Payout, we may offer the
                                            Beneficiary payment of the present
                                            value of the unpaid remaining
                                            payments if he/she chooses not to
                                            continue annuity payouts. If the
                                            present value is payable, we
                                            calculate it this way:

                                            1.    We determine the number of
                                                  unpaid remaining payments when
                                                  we receive proof of death; and

                                            2.    We discount the remaining
                                                  payments at the rate specified
                                                  in the terms of the Fixed
                                                  Annuity Payout supplemental
                                                  contract.


G.     VARIABLE ANNUITY PAYOUTS

                                            If you elect a Variable Annuity
                                            Payout, all or a portion of the
                                            Variable Account Contract Value is
                                            used to provide payments which:

                                            1.    After the first payment, are
                                                  not predetermined or
                                                  guaranteed as to dollar
                                                  amount; and

                                            2.    Vary in amount with the
                                                  investment experience of the
                                                  Sub-Accounts.

                                            Based upon the option chosen, the
                                            first payout is determined by the
                                            amount of the Contract Value used to
                                            provide the Variable Annuity Payout.
                                            The Contract Value is converted into
                                            a fixed number of Annuity Units, and
                                            subsequent payouts are determined by
                                            the value of the Annuity Units.

                                            Reallocations among Sub-Accounts
                                            before the Start Date are governed
                                            by Section 6.

H.     DETERMINATION OF THE FIRST
       VARIABLE ANNUITY PAYMENT
                                            If you elect a Variable Annuity
                                            Payout, the Contract Value from a
                                            Sub-Account, less applicable taxes,
                                            will be applied to the applicable
                                            Annuity Payout Option Table. This
                                            will be done:

                                            1.    On the Valuation Date
                                                  immediately preceding the
                                                  seventh calendar day before
                                                  payments begin; and

                                            2.    In accordance with the Annuity
                                                  Payout Option chosen.

Form No. 13078 7-99                                                           20

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
                                            The amount payable for the first
                                            payment for each $1,000 so applied
                                            under annuity payout options one and
                                            two based upon an assumed yield of
                                            three percent, are shown in the
                                            tables on pages 23 and 24.
I.     VARIABLE ANNUITY PAYOUTS
       AFTER THE FIRST ANNUITY PAYMENT
                                            Variable Annuity Payouts after the
                                            first payout are not fixed and vary
                                            in amount. The amount changes with
                                            the investment performance of the
                                            Sub-Accounts, and may change from
                                            month to month. The dollar amount of
                                            such payouts is determined as
                                            follows:

                                            1.    The dollar amount of the first
                                                  Variable Annuity Payout is
                                                  divided by the Annuity Unit
                                                  value as of the Valuation Date
                                                  immediately preceding the
                                                  seventh calendar day before
                                                  the payouts begin. This result
                                                  establishes the number of
                                                  Annuity Units for each monthly
                                                  annuity payout after the first
                                                  payment. This number of
                                                  Annuity Units remains fixed
                                                  during the annuity payout
                                                  period.

                                            2.    The fixed number of Annuity
                                                  Units is multiplied by the
                                                  Annuity Unit value as of the
                                                  Valuation Date immediately
                                                  preceding the seventh calendar
                                                  day before the date the payout
                                                  is due. The result establishes
                                                  the dollar amount of the
                                                  payment.

                                            We guarantee the dollar amount of
                                            each payment after the first will
                                            not be affected by variations in
                                            expenses or mortality experience.
J.     ANNUITY UNIT VALUES
                                            For each Sub-Account, the Annuity
                                            Unit value was set at $10 when
                                            Accumulation Units were first
                                            converted into Annuity Units.
                                            Subsequent Annuity Unit values for
                                            any Valuation Period are equal to:

                                            1.    The net investment factor for
                                                  the Valuation Period for which
                                                  the Annuity Unit value is
                                                  being calculated;

                                            2.    Multiplied by the Annuity Unit
                                                  value for the preceding
                                                  Valuation Period; and

                                            3.    Divided by the daily factor at
                                                  the assumed yield not to
                                                  exceed five percent (designed
                                                  to offset the assumed yield
                                                  used to determine the first
                                                  payment) adjusted for the
                                                  number of days in the
                                                  Valuation Period.

                                            Note: The net investment factor, the
                                                  Annuity Unit value, and the
                                                  daily factor vary from day to
                                                  day. Therefore, if you have
                                                  any questions, you should
                                                  contact us at 877-884-5050.

Form No. 13078 7-99                                                           21

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
K.     EXCHANGE OF ANNUITY UNITS
                                            After annuity payout begins, Annuity
                                            Units of any Sub-Account may be
                                            exchanged for units of any of the
                                            other Sub-Accounts. This may be done
                                            no more than once a year. Once the
                                            annuity payout starts, no exchanges
                                            may be made to or from any fixed
                                            annuity.



                   ANNUITY PAYOUT TABLE
                        OPTION ONE
       Installments for Life with or without a Fixed
                      Period Certain
                      Monthly Income
             for Each $1,000 of Contract Value
                  Fixed Period in Months
------------------------------------------------------
        AGE               NONE              120
------------------------------------------------------
        50                3.96              3.94
------------------------------------------------------
        51                4.03              4.00
------------------------------------------------------
        52                4.09              4.07
------------------------------------------------------
        53                4.17              4.14
------------------------------------------------------
        54                4.24              4.21
------------------------------------------------------
        55                4.32              4.28
------------------------------------------------------
        56                4.41              4.36
------------------------------------------------------
        57                4.50              4.45
------------------------------------------------------
        58                4.59              4.54
------------------------------------------------------
        59                4.70              4.63
------------------------------------------------------
        60                4.80              4.73
------------------------------------------------------
        61                4.92              4.84
------------------------------------------------------
        62                5.04              4.95
------------------------------------------------------
        63                5.18              5.06
------------------------------------------------------
        64                5.32              5.19
------------------------------------------------------
        65                5.47              5.32
------------------------------------------------------
        66                5.63              5.45
------------------------------------------------------
        67                5.80              5.59
------------------------------------------------------
        68                5.98              5.74
------------------------------------------------------
        69                6.18              5.90
------------------------------------------------------
        70                6.39              6.07
------------------------------------------------------



Instead of monthly installments, yearly, semi-annual or quarterly installments may be selected. Amounts for ages not shown in this table may be obtained on request.
-------------------------------------------------------------------------------


Form No. 13078 7-99                                                           22

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                ANNUITY PAYOUT TABLE
                                                     OPTION TWO
                                             Joint and Survivor Annuity
                                  Monthly Income for Each $1,000 of Contract Value

----------------------------------------------------------------------------------------------------------------------
                                                  JOINT PAYEE'S AGE
----------------------------------------------------------------------------------------------------------------------
   PAYEE'S AGE           45               50               55              60               65               70
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
       50               3.43             3.55             3.65            3.74             3.81             3.87
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
       55               3.50             3.65             3.81            3.94             4.06             4.15
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
       60               3.56             3.74             3.94            4.15             4.33             4.49
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
       65               3.60             3.81             4.06            4.33             4.61             4.86
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
       70               3.63             3.87             4.15            4.49             4.86             5.25
----------------------------------------------------------------------------------------------------------------------

Amounts for ages not shown in this table may be obtained upon request.



Form No. 13078 7-99                                                           23

SECTION 9         GENERAL PROVISIONS
--------------------------------------------------------------------------------

A.     BENEFICIARY CHANGE

                                            You have the right to name an
                                            Irrevocable Beneficiary on the
                                            application.

                                            You may add a Beneficiary or change
                                            the Beneficiary by written request
                                            during your lifetime if:

                                            1.       The contract is in force;
                                                     and

                                            2.       We have the written consent
                                                     of each Irrevocable
                                                     Beneficiary.

                                            If there is more than one
                                            Beneficiary, we pay them in equal
                                            shares unless you have requested
                                            otherwise in writing.

                                            Any addition or change of
                                            Beneficiary should be sent to our
                                            Home Office.

                                            The addition or change will take
                                            effect on the date you signed the
                                            request. But, it will not affect any
                                            payment or action we make before we
                                            receive and record that request.

B.     BENEFICIARIES
       SUCCESSION OF INTEREST

                                            If no Beneficiary is named, or if no
                                            Beneficiary survives you, we will
                                            pay your estate.

                                            If a Beneficiary survives you, but
                                            dies before receiving his/her full
                                            share, we will pay his/her share in
                                            the following order, unless you
                                            requested otherwise in writing:


Form No. 13078 7-99                                                           24

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------

                                            1.       To any surviving
                                                     Beneficiary, in the same
                                                     class of Beneficiary;

                                            2.       To any Contingent
                                                     Beneficiary;

                                            3.       To the Beneficiary's
                                                     surviving spouse;

                                            4.       Equally to the
                                                     Beneficiary's surviving
                                                     children; or

                                            5.       To the Beneficiary's
                                                     estate.

C.     EFFECT OF LAW AND
       PLAN DOCUMENTS

                                            This contract will be subject to and
                                            interpreted in conformity with the
                                            provisions, terms, and conditions of
                                            the tax-sheltered annuity plan
                                            document of which this contract is a
                                            part, if any, and with:

                                            1.       The terms and conditions of
                                                     Code Section 403(b), the
                                                     regulations thereunder; and

                                            2.       Other applicable law
                                                     (including, without
                                                     limitation, the Employee
                                                     Retirement Income Security
                                                     Act of 1974, as amended, if
                                                     applicable);

                                            as determined by the plan
                                            administrator or other designated
                                            plan fiduciary or, if none, you.

D.     EVIDENCE OF SURVIVAL

                                            We may require proof that a person
                                            is alive on the Required
                                            Distribution Date, the Start Date,
                                            or at any time thereafter.

E.     INCONTESTABILITY

                                            This contract has a two-year
                                            contestable period running from its
                                            Issue Date. After this contract has
                                            been in force for two years from its
                                            Issue Date, we cannot claim that the
                                            contract is void unless the contract
                                            has been terminated in accordance
                                            with Section 14.

F.     INTEREST ON DEATH BENEFIT

                                            Any death benefit paid under this
                                            contract from the Fixed Account will
                                            include interest from the death
                                            benefit Valuation Date until the
                                            death benefit is paid at a rate not
                                            less than that required by law. Any
                                            death benefit paid under this
                                            contract from the Variable Account
                                            will not include interest.

G.     MISSTATEMENT OF AGE

                                            If your age is misstated, the
                                            Required Distribution Date and/or
                                            the Start Date will be adjusted to
                                            reflect the true age.

                                            If age has been misstated and
                                            payouts have begun under a Fixed or
                                            Variable Annuity Payout, we will
                                            change the amounts payable to what
                                            the Payee is entitled to at the true
                                            age.


Form No. 13078 7-99                                                           25

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------

                                            If the misstatement caused us to
                                            make an overpayment, we will deduct
                                            that amount from future payments. If
                                            the misstatement caused us to make
                                            an underpayment, we will pay that
                                            amount immediately.

                                            We have the right to require proof
                                            of a Payee's age before we make
                                            payment under any Fixed or Variable
                                            Annuity Payout.

H.     NONPARTICIPATING

                                            The contract does not share in our
                                            profits or surplus. No dividends are
                                            paid under this contract.

I.     NONTRANSFERABLE

                                            This contract may not be
                                            transferred, sold, assigned,
                                            discounted or pledged either as
                                            collateral for a loan or security
                                            for the performance of an obligation
                                            or for any other purpose, to any
                                            person or entity other than us.

J.     PAYMENTS AND SETTLEMENTS

                                            All payments and settlements we make
                                            are payable from our Home Office. We
                                            may require that this contract be
                                            returned before payments and
                                            settlements are made.

K.     PROOF OF DEATH

                                            We accept any of the following as
                                            proof of death:

                                            1.       A certified copy of a death
                                                     certificate;

                                            2.       A certified copy of a
                                                     decree of a court of
                                                     competent jurisdiction as
                                                     to the finding of death; or

                                            3.       Any other proof
                                                     satisfactory to us.

L.     PROTECTION OF PROCEEDS

                                                     Payments we make under this
                                                     contract:

                                            1.       May not be assigned before
                                                     they are due; and

                                            2.       Except as permitted by law,
                                                     are not subject to claims
                                                     of creditors or legal
                                                     process.

M.     TAX WITHHOLDING

                                            We will withhold taxes from any
                                            payment made when required by law or
                                            regulation.

N.     YEARLY STATEMENT

                                            At least once each Contract Year, we
                                            will send you a report showing the
                                            Contract Value and, if applicable,
                                            any Outstanding Loan Balance.


Form No. 13078 7-99                                                           26

SECTION 10        PAYMENTS AT DEATH
--------------------------------------------------------------------------------

A.     GENERAL

                                            At the Beneficiary's election,
                                            distribution of all or part of the
                                            death benefit may be deferred to the
                                            extent allowed by state or federal
                                            law or IRS regulation.

B.     DEFINITION OF TERMS

         1.       ADJUSTED PURCHASE
                  PAYMENT TOTAL

                                            The initial Adjusted Purchase
                                            Payment Total is equal to the amount
                                            of the first Purchase Payment we
                                            receive. The Adjusted Purchase
                                            Payment Total is increased by the
                                            amount of each subsequent Purchase
                                            Payment. The Adjusted Purchase
                                            Payment Total is decreased by each
                                            Annual Contract Charge. For each
                                            partial withdrawal, the Adjusted
                                            Purchase Payment Total is reduced by
                                            multiplying it by the fraction A
                                            divided by B, (A/B), where:

                                            1.       A is the Contract Value
                                                     immediately after a partial
                                                     withdrawal; and

                                            2.       B is the Contract Value
                                                     immediately before a
                                                     partial withdrawal.

         2.       RESET CONTRACT
                  ANNIVERSARY

                                            The Reset Contract Anniversary is
                                            the last consecutive six-year
                                            anniversary date measured from the
                                            Issue Date.

         3.       RESET DEATH
                  BENEFIT

                                            On the Reset Contract Anniversary,
                                            the Reset Death Benefit is equal to
                                            the Contract Value.

                                            The Reset Death Benefit is increased
                                            by the amount of each Purchase
                                            Payment made after the Reset
                                            Contract Anniversary.

                                            For each partial withdrawal taken
                                            after the Reset Contract
                                            Anniversary, the Reset Death Benefit
                                            is reduced by multiplying it by the
                                            fraction A divided by B, (A/B),
                                            where:

                                            1.       A is the Contract Value
                                                     immediately after the
                                                     partial withdrawal; and

                                            2.       B is the Contract Value
                                                     immediately before the
                                                     partial withdrawal.

C.     DEATH BENEFIT
       BEFORE THE START DATE

                                            The amount of the death benefit is
                                            defined as follows:


Form No. 13078 7-99                                                           27

SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------

                                            1.       If you die on or before the
                                                     first day of the month
                                                     following your 80th
                                                     birthday, the death benefit
                                                     is the greater of A, B, or
                                                     C, less any Outstanding
                                                     Loan Balance where:

                                                     a.     A is the Contract
                                                            Value on the Death
                                                            Benefit Valuation
                                                            Date; or

                                                     b.     B is the Adjusted
                                                            Purchase Payment
                                                            Total; or

                                                     c.     C is the Reset Death
                                                            Benefit.

                                            2.       If you die after the first
                                                     day of the month following
                                                     your 80th birthday, the
                                                     death benefit is the
                                                     greater of A or B, less any
                                                     Outstanding Loan Balance,
                                                     where:

                                                     a.     A is the Contract
                                                            Value on the Death
                                                            Benefit Valuation
                                                            Date; or

                                                     b.     B is the Adjusted
                                                            Purchase Payment.

D.     DEATH BENEFIT VALUATION DATE

                                            The Death Benefit Valuation Date is
                                            the Valuation Date following the
                                            date we receive the later of:

                                            1.       Proof of your death; or

                                            2.       The Beneficiary's written
                                                     request in a form which we
                                                     approve for:

                                                     a.     A single sum
                                                            payment; or

                                                     b.     An annuity payout
                                                            permitted by Code
                                                            Section 401(a)(9).

E.     PAYMENT OF DEATH BENEFIT

                                            If the Beneficiary elects a single
                                            sum payment of the death benefit, we
                                            will make payment within seven days
                                            after the Death Benefit Valuation
                                            Date.

                                            If an annuity payout is requested,
                                            it may be any annuity payout:

                                            1.       That could have been
                                                     selected under Section 8;
                                                     and

                                            2.       Which is permitted by Code
                                                     Sections 401(a)(9),
                                                     408(b)(10), and the
                                                     regulations thereunder.

F.     DEATH BENEFIT ON OR
       AFTER THE START DATE

                                            On or after the Start Date, the
                                            amount of the death benefit, if any,
                                            is governed by the annuity payout in
                                            effect on the date of your death.


Form No. 13078 7-99                                                           28

SECTION 11        RESTRICTIONS ON DISTRIBUTIONS
--------------------------------------------------------------------------------

A.     GENERAL

                                            This Section restricts how
                                            distributions may be made under the
                                            contract both before and after your
                                            death. It refers to Code Sections
                                            401(a)(9) and 403(b)(10) and
                                            modifies any other provision in the
                                            contract to the contrary.

B.     REQUIRED DISTRIBUTIONS
       WHILE LIVING

                                            You must elect payments under
                                            Section 7, Section 8, or a
                                            combination of both, that commence
                                            on or before the Required
                                            Distribution Date. These payments
                                            are payable in substantially equal
                                            amounts, no less frequently than
                                            annually. Your entire interest in
                                            the contract must be distributed in
                                            the following manner:

                                            1.       In one lump sum;

                                            2.       Over your life;

                                            3.       Over your life and the life
                                                     of your Beneficiary;

                                            4.       Over a period certain not
                                                     exceeding your life
                                                     expectancy; or

                                            5.       Over the joint and last
                                                     survivor life expectancy of
                                                     you and your Beneficiary.

                                            If your entire interest is to be
                                            distributed in other than one lump
                                            sum, then the amount to be
                                            distributed each year (commencing
                                            with the Required Distribution Date
                                            and each year thereafter) will be
                                            determined in accordance with Code
                                            Section 403(b)(10) and the
                                            regulations thereunder.

C.     REQUIRED DISTRIBUTION
       UPON DEATH

                                            If you die after distribution of
                                            your entire interest has commenced,
                                            the remaining portion of such
                                            interest will continue to be
                                            distributed at least as rapidly as
                                            under the method of distribution
                                            being used immediately preceding
                                            your death.

                                            If you die before distribution has
                                            commenced (or distribution has
                                            commenced for only a portion of your
                                            interest) the death benefit must be
                                            distributed no later than December
                                            31 of the calendar year in which the
                                            fifth anniversary of your death
                                            occurs.

                                            However, proceeds which are payable
                                            to a Beneficiary who is a natural
                                            person may be distributed in
                                            substantially equal installments
                                            over his or her lifetime, or a
                                            period certain not exceeding the
                                            life expectancy of the Beneficiary.
                                            This distribution must commence not
                                            later than December 31 of the
                                            calendar year following the calendar
                                            year in which your death occurred.


Form No. 13078 7-99                                                           29

SECTION 11        RESTRICTIONS ON DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

                                            If the sole Beneficiary is your
                                            surviving spouse, he or she may
                                            elect, no later than December 31 of
                                            the calendar year in which the fifth
                                            anniversary of your death occurs, to
                                            receive equal, or substantially
                                            equal, payments over his or her life
                                            or life expectancy. These payments
                                            commence at any date prior to the
                                            date on which you would have reached
                                            age 70 1/2.

                                            Payments will be calculated in
                                            accordance with Code Sections
                                            401(a)(9), 403(b)(10) and the
                                            regulations thereunder.

                                            For the purposes of this
                                            requirement, any amount paid to your
                                            child will be treated as if it had
                                            been paid to your surviving spouse
                                            if the remainder of the interest
                                            becomes payable to the surviving
                                            spouse when the child reaches the
                                            age of majority.

D.     MINIMUM INCIDENTAL
       DEATH BENEFIT REQUIREMENT

                                            If your spouse is not the
                                            Beneficiary, the method of
                                            distribution selected must assure
                                            that at least 50% of the present
                                            value of the amount available for
                                            distribution is paid within your
                                            life expectancy. This method of
                                            distribution must comply with the
                                            requirements of Code Sections
                                            401(a)(9), 403(b)(10) and the
                                            regulations thereunder.

E.     LIFE EXPECTANCY

                                            For purposes of this Section, life
                                            expectancy and joint and last
                                            survivor life expectancy will be
                                            determined by use of the expected
                                            return multiples in Tables V and VI
                                            of Treasury Regulation 1.72-9 in
                                            accordance with Code Section
                                            403(b)(10) and the regulations
                                            thereunder.

                                            In the case of distributions under
                                            Section 11B, your life expectancy
                                            or, if applicable, the joint and
                                            last survivor life expectancy of you
                                            and your Beneficiary, will be
                                            initially determined on the basis of
                                            attained ages in the year you reach
                                            age 70 1/2.

                                            In the case of distributions under
                                            Section 11C, life expectancy will be
                                            initially determined on the basis of
                                            the Beneficiary's attained age in
                                            the year distributions are required
                                            to commence.

                                            Unless you (or your spouse) elect
                                            otherwise, prior to the date
                                            distributions are required to
                                            commence, your life expectancy and,
                                            if applicable, your spouse's life
                                            expectancy will be recalculated
                                            annually. This calculation is based
                                            on attained ages in the year for
                                            which the required distribution is
                                            being determined.

                                            The life expectancy of a non-spouse
                                            Beneficiary will not be
                                            recalculated.

                                            In the case of a distribution other
                                            than in the form of life income or
                                            joint life income, the annual
                                            distribution required to be made by
                                            the Required Distribution Date is
                                            for the calendar year in which you
                                            reach age 70 1/2.


Form No. 13078 7-99                                                           30

SECTION 11        RESTRICTIONS ON DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

                                            Annual payments for subsequent
                                            years, including the year in which
                                            the Required Distribution Date
                                            occurs, must be made by December 31
                                            of each year.

                                            The amount distributed for each year
                                            will equal or exceed the annuity
                                            value as of the close of business on
                                            December 31 of the preceding year,
                                            divided by the applicable life
                                            expectancy or joint and last
                                            survivor life expectancy.

SECTION 12        LOANS
--------------------------------------------------------------------------------

A.     GENERAL

                                            Before the Start Date, you may ask
                                            us in writing for a cash loan using
                                            the contract as security.

                                            You will be required to complete a
                                            loan application.

                                            We will loan you up to the
                                            withdrawal value, less an amount
                                            representing annual loan interest,
                                            provided such amount does not exceed
                                            the maximum loan amount set by law.

                                            Loans must be for a minimum of
                                            $1,000. On a non-discriminatory
                                            basis, we reserve the right to:

                                            1.       Charge a loan service fee
                                                     not to exceed $25 for each
                                                     loan; and

                                            2.       Restrict loans in the first
                                                     Contract Year and after you
                                                     reach age 70 1/2.

                                            We have the right to delay payment
                                            for up to six months.

B.     SECURITY OF LOAN

                                            An amount of Contract Value equal to
                                            the amount of a loan will be
                                            segregated within Fixed Account A as
                                            security for the loan. Amounts held
                                            as security for the loan will be
                                            reallocated to Fixed Account A
                                            Contract Value from the unloaned
                                            portion of the Contract Value of
                                            Fixed Account A and the Variable
                                            Account Contract Value on a pro rata
                                            basis.

                                            Amounts equal to the portion of the
                                            loan reallocated from the
                                            Sub-Accounts of the Variable Account
                                            Contract Value to Fixed Account A
                                            are valued on the next Valuation
                                            Date following our receipt of your
                                            written request for a loan. This
                                            will reduce the Variable Account
                                            Contract Value.

                                            Amounts segregated to secure the
                                            loan are not treated as
                                            reallocations for the purpose of the
                                            reallocation charge or the limit on
                                            the number of reallocations in a
                                            Contract Year.

C.     REPAYMENT OF LOAN

                                            Loans will be repaid in
                                            substantially equal monthly
                                            installments over a period not to
                                            exceed five years. You may take up
                                            to 20 years to repay the loan if the
                                            loan is used to purchase your
                                            principal residence.


Form No. 13078 7-99                                                           31

--------------------------------------------------------------------------------

                                            All repayment amounts will reduce
                                            the Outstanding Loan Balance by the
                                            amount of each payment. Repayments
                                            will be allocated in the same manner
                                            as Purchase Payments in Section 3C.

                                            If any installment is 90 days in
                                            arrears, the loan will be due and
                                            payable at once, without notice to
                                            you.

                                            We will repay the loan using a
                                            partial withdrawal. We will deduct
                                            the Outstanding Loan Balance from
                                            the Contract Value, unless such a
                                            distribution is prohibited by law.
                                            In the event such a distribution is
                                            prohibited by law, we will treat the
                                            Outstanding Loan Balance as
                                            permitted by the Code.

                                            Even if not in default, any
                                            Outstanding Loan Balance will not be
                                            included in the amount available
                                            under the contract for payment upon
                                            death, withdrawal, or purchase of an
                                            annuity payout.

                                            If at any time, the Outstanding Loan
                                            Balance equals or exceeds the
                                            withdrawal value, less applicable
                                            taxes, the contract may terminate
                                            without value. We will use the
                                            Contract Value to repay the
                                            Outstanding Loan Balance and taxes.

                                            We have a prior lien against the
                                            contract for any money owed to us
                                            under it. Our lien is superior to
                                            the claim of any assignee or other
                                            person.

D.     INTEREST

                                            We may charge up to eight percent
                                            interest in arrears on loans. But,
                                            we have the right to charge a lower
                                            rate of interest. The interest rate
                                            will never be less than five and
                                            one-half percent in arrears.

                                            Interest on the loan is included in
                                            each monthly repayment. If the
                                            contract terminates, a pro rata
                                            amount of interest will be due based
                                            upon the monthly interest accrued to
                                            date.

                                            The portion of the Contract Value
                                            which is security for the loan may
                                            earn less interest than is credited
                                            to the unloaned portion, but it will
                                            never earn less than the guaranteed
                                            rate of three percent.

                                            A loan may affect the interest
                                            credited to the Fixed Account in the
                                            future, either up or down.

E.     TAX CONSEQUENCES

                                            If the loan requirements are not
                                            satisfied, or if your interest in
                                            the contract terminates while a loan
                                            is outstanding, the Outstanding Loan
                                            Balance:

                                            1.       Will be treated as a
                                                     taxable distribution;

                                            2.       May be subject to a penalty
                                                     tax; and

                                            3.       The treatment of the
                                                     contract under Code Section
                                                     403(b) may be adversely
                                                     affected.

                                            You should seek tax and legal advice
                                            before requesting a loan.


Form No. 13078 7-99                                                           32

SECTION 13        AMENDMENT AND DISCLAIMER
--------------------------------------------------------------------------------

A.     AMENDMENT

                                            We reserve the right to amend this
                                            contract in order to include any
                                            future changes relating to this
                                            contract's remaining qualified for
                                            treatment as an annuity contract
                                            under the following:

                                            1.       The Code;

                                            2.       IRS rulings and
                                                     regulations; and

                                            3.       Any requirements imposed by
                                                     the Internal Revenue
                                                     Service.

B.     DISCLAIMER

                                            We will be under no obligation for
                                            any of the following:

                                            1.       To determine whether a
                                                     Purchase Payment, loan,
                                                     distribution or transfer
                                                     under the contract complies
                                                     with the provisions, terms
                                                     and conditions of each plan
                                                     or with applicable law;

                                            2.       To administer such plan,
                                                     including, without
                                                     limitation, any provisions
                                                     required by the Retirement
                                                     Equity Act of 1984; or

                                            3.       For any tax penalties owed
                                                     by any party resulting from
                                                     failure to comply with the
                                                     Code and IRS rulings,
                                                     regulations, and
                                                     requirements applicable to
                                                     this contract.

SECTION 14        TERMINATION
--------------------------------------------------------------------------------

A.     TERMINATION

                                            This contract will end on the
                                            earliest of the following:

                                            1.       When the entire withdrawal
                                                     value is withdrawn on or
                                                     before the Start Date;

                                            2.       When the Contract Value is
                                                     paid in a lump sum as the
                                                     death benefit before the
                                                     Start Date; or

                                            3.       If permitted by law, when
                                                     the Outstanding Loan
                                                     Balance is equal to or
                                                     greater than the Contract
                                                     Value.

                                            In addition, if:

                                            1.       You have not made any
                                                     Purchase Payments for a
                                                     period of two full years;
                                                     and

                                            2.       The guaranteed monthly
                                                     benefit under the life
                                                     annuity with payments for
                                                     10 or 20 years would be
                                                     less than $20 per month
                                                     when you reach age 71, or
                                                     at the end of Contract Year
                                                     12, whichever is later;

                                            then, we may terminate the contract
                                            by payment of the current withdrawal
                                            value.


Form No. 13078 7-99                                                           33

--------------------------------------------------------------------------------

                                            This payment may be made to:

                                            1.       You, if you qualify under
                                                     Section 7B;

                                            2.       Another insurance company
                                                     issuing a Code Section
                                                     403(b) contract; or

                                            3.       A custodial account for
                                                     regulated investment
                                                     company stock that
                                                     qualifies under Code
                                                     Section 403(b).



Form No. 13078 7-99                                                           34

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Form No. 13078 7-99

--------------------------------------------------------------------------------
FLEXIBLE PREMIUM INDIVIDUAL DEFERRED ANNUITY CONTRACT
Nonparticipating
VARIABLE AND/OR FIXED ACCUMULATION
VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS



NOTICE: To make Purchase Payments, make a claim, or exercise your rights under this contract, please write or call us at:

                 Reliastar Service Center
                 P.O. Box 5050
                 Minot, North Dakota 58702-5050
                 877-884-5050



Please include your contract number in all correspondence.



NORTHERN LIFE INSURANCE COMPANY
1501 4th Avenue
Suite 1000
Seattle, WA 98101-3616

RELIASTAR SERVICE CENTER
2000 21st Avenue NW
Minot, North Dakota 58703







Form No. 13078 7-99